Exhibit 99.1

NEWS	MEDIA CONTACT
Allie Bovis
FOR IMMEDIATE RELEASE	abovis@hcg.com

INVESTOR CONTACT
John D. Kelly
investor@hcg.com
Huron Presents Refreshed Strategy for Next Chapter of Growth and Continued Margin Expansion

Significant shareholder value potential driven by growth opportunities across all three operating segments and continued margin expansion

CHICAGO—Mar. 25, 2025 — Global professional services firm Huron (Nasdaq: HURN) today will host an Investor Day to outline its refreshed growth strategy and financial goals through 2029.

“Since our last investor day in 2022, the disciplined execution of our growth strategy has resulted in strong financial performance and created significant value for our shareholders. Our success is driven by our exceptionally talented team and the strategic investments we have made, which advance our leading market position as a trusted business partner to many of the world’s leading organizations and institutions,” said Mark Hussey, chief executive officer and president of Huron. “With our market-tested strategy, strong competitive advantage, and collaborative culture, we believe we are well-positioned for sustained growth and margin expansion in the medium term, which further enables additional value creation opportunities for our shareholders.”

Growth Strategy
During today’s event, Huron’s leaders will outline the Company’s refreshed strategy to achieve continued revenue growth and margin expansion. This strategy includes:

•Sustaining Accelerated Growth in Healthcare and Education: Huron has leading market positions in healthcare and education, providing comprehensive offerings to the largest health systems, academic medical centers, colleges and universities, and research institutes in the U.S. The Company will continue to focus on strengthening its competitive advantage and sustaining accelerated growth in healthcare and education.

•Growing our Business in Commercial Industries: Huron’s commercial industry segment has increased the diversification of the Company’s portfolio and end markets, providing new avenues for growth and an important balance to its healthcare and education focus. The Company will continue to expand on its industry and capability strengths to grow into a distinct player in key end markets and offerings through targeted organic hiring and M&A.

•Growing our Global Digital Capability: Huron has built a leading market position in its Digital capabilities since 2010 through modest organic investments and strategic capital deployment, which has driven solid annual growth since 2021. The Company will continue to advance its integrated digital platform and enhance its portfolio to support its strong growth trajectory and drive even greater client impact.

•Solid Foundation for Margin Expansion and Organic Reinvestment: After executing solid margin expansion since 2021, the Company is well-positioned to achieve continued margin expansion and strong annual adjusted earnings per share (EPS) growth, while reinvesting in its business to fuel organic growth.

•Strong Balance Sheet and Cash Flows: A flexible balance sheet and strong free cash flows have and will continue to be a hallmark of Huron’s financial strength. The Company is committed to deploying capital in a balanced way, including returning capital to shareholders while executing its programmatic inorganic strategy.

Medium-Term Financial Goals
In conjunction with today's announcement, the Company is providing detail on its capital allocation strategy, which balances growth, flexibility, and return of capital to shareholders. In addition, the Company is introducing financial goals through 2029 for the following:

•Revenue: Low double-digit annual revenues before reimbursable expenses (RBR) growth, primarily driven by mid-upper single digit organic growth;

•Adjusted EBITDA Margin(1): Expand adjusted EBITDA margin(1) to 15-17% by 2029;

•Free Cash Flow(1) and Capital Allocation: Annual conversion of 75% of annual adjusted EBITDA(1) to free cash flow(1) and balanced deployment of capital between strategic, tuck-in M&A and share repurchases; and

•Adjusted Diluted EPS(1): Double adjusted diluted EPS(1) by 2029.

Investor Day Webcast
Huron will host an Investor Day today, Tuesday, March 25, 2025, beginning at 9:00 a.m. Eastern Time (8:00 a.m. Central Time). Interested parties can access the webcast by registering on Huron's investor relations website at http://ir.huronconsultinggroup.com.

Investor Day Presentation & Recording
The Investor Day presentation can be found on Huron’s investor relations website at http://ir.huronconsultinggroup.com. A replay of the video webcast, transcript and all materials from the event will be available for one year.

Outlook for 2025
Based on currently available information, the company is affirming guidance for full year 2025 revenues before reimbursable expenses in a range of $1.58 billion to $1.66 billion. The company is also affirming guidance for full year 2025 adjusted EBITDA as a percentage of revenues before reimbursable expenses (1) in a range of 14.0% to 14.5% and adjusted diluted earnings per share (1) in a range of $6.80 to $7.60.

ABOUT HURON
Huron is a global professional services firm that collaborates with clients to put possible into practice by creating sound strategies, optimizing operations, accelerating digital transformation, and empowering businesses and their people to own their future. By embracing diverse perspectives, encouraging new ideas and challenging the status quo, we create sustainable results for the organizations we serve. Learn more at www.huronconsultinggroup.com.

(1) Use of Non-GAAP Financial Measures
In evaluating the company’s financial performance and outlook, management uses EBITDA, adjusted EBITDA, adjusted EBITDA as a percentage of revenues before reimbursable expenses ("adjusted EBITDA margin"), adjusted net income, adjusted diluted earnings per share and free cash flow which are non-GAAP measures. Management uses these non-GAAP financial measures to gain an understanding of the company's comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect the company's ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing their business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. Management believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.
Management has provided its outlook regarding adjusted EBITDA as a percentage of revenues before reimbursable expenses, adjusted diluted earnings per share and free cash flow, which are non-GAAP financial measures and exclude certain charges. Management has not reconciled these non-GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. Management is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the company's control and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.

Forward Looking Statements
Statements in this press release that are not historical in nature, including those concerning the company's current expectations about its future results, are "forward-looking" statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as "may," "should," "expects," "provides," "anticipates," "assumes," "can," "will," "meets," "could," "likely," "intends," "might," "predicts," "seeks," "would," "believes," "estimates," "plans," "continues," "goals," "guidance," or "outlook," or similar expressions. These forward-looking statements reflect the company's current expectations about future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: failure to achieve expected utilization rates, billing rates, and the necessary number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn or volatility in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under "Item 1A. Risk Factors" in Huron's Annual Report on Form 10-K for the year ended December 31, 2024 that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. The company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.
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